SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 23, 2019

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 23, 2019, the Board of Directors and shareholders of American Electric Power Company, Inc. (the “Company”) amended the Company’s Restated Certificate of Incorporation to eliminate shareholder preemptive rights.

The foregoing description is qualified in its entirety by reference to the amendment to the Restated Certificate of Incorporation approved by the Board and the shareholders, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) on April 23, 2019 in Corpus Christi, Texas. At the Annual Meeting, the shareholders approved four proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected thirteen individuals to the Board of Directors (the “Board”) as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas K. Akins	353,288,754	4,297,434	1,115,132	78,520,373
David J. Anderson	355,209,271	2,510,733	981,502	78,520,373
J. Barnie Beasley, Jr.	356,359,400	1,286,578	1,055,125	78,520,373
Ralph D. Crosby, Jr.	349,799,470	7,896,964	1,004,771	78,520,373
Linda A. Goodspeed	351,089,630	6,706,203	905,673	78,520,373
Thomas E. Hoaglin	352,670,060	5,003,560	1,027,886	78,520,373
Sandra Beach Lin	356,516,712	1,283,619	901,175	78,520,373
Margaret M. McCarthy	355,597,571	2,088,779	1,014,210	78,520,373
Richard C. Notebaert	355,859,272	1,734,879	1,106,995	78,520,373
Lionel L. Nowell III	345,939,970	11,759,105	1,002,431	78,520,373
Stephen S. Rasmussen	356,150,796	1,568,400	982,310	78,520,373
Oliver G. Richard, III	356,130,617	1,529,422	1,041,467	78,520,373
Sara Martinez Tucker	353,876,500	3,916,786	907,653	78,520,373

Proposal 2

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
434,019,049	2,065,937	1,136,877

Proposal 3

The Company’s shareholders approved an amendment to the Company’s restated Certificate of Incorporation to eliminate preemptive rights as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
340,805,086	15,395,283	2,500,737	78,520,373

Proposal 4

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
341,220,397	14,975,398	2,505,711	78,520,373

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of American Electric Power Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

April 29, 2019